UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2008

BSD Medical Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-32526	75-1590407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2188 West 2200 South, Salt Lake City, Utah	84119
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (801) 972-5555

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

BSD Medical Corporation issued a press release on April 21, 2008. A copy of the press release is hereby furnished as Exhibit 99.1 attached hereto.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

99.1     Press Release of BSD Medical Corporation dated April 21, 2008

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSD Medical Corporation (Registrant)
April 21, 2008 (Date)	/s/ HYRUM A. MEAD Hyrum A. Mead President

EXHIBIT INDEX

Exhibit No.       Description

99.1                   Press Release of BSD Medical Corporation dated April 21, 2008